                                                                    EXHIBIT 10.7

                                LEASE AGREEMENT

1.       Parties. This Lease, is made by and between SBC&D Co., Inc., a
         California corporation or     nominee ('landlord"), and Arbor Software
         Corporation, a California corporation ("Tenant:").

2. Premises. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, upon the terms and conditions hereinafter set forth, those certain premises (the "Premises") Situated in the City of Sunnyvale, County of Santa Clara, State of California, shall be deemed to be approximately ninety eight thousand eight hundred thirty six (98,836) square feet of floor space in the building (the "Building"), and the land as described on Exhibit "A" and known as 1344 Crossrnan Avenue. Landlord shall not be required to make any alterations, additions or improvements to the Premises and the Premises shall be leased to Tenant in an "As is" condition.

         Tenant and its representatives, have, prior to executing this Lease, made such inspections of the Premises and matters related thereto as Tenant and its representatives desire, including, without limitation, governmental laws and regulations to which the Premises is subject and Tenant shall accept the Premises upon the basis of its review and determination of the applicability and effect of such laws and regulations. Tenant further acknowledges and agrees that, the Premises is to be leased and delivered to and accepted by Tenant in an "As Is" condition as of the Commencement Date with all faults and defects and without any covenant (whether express, implied or otherwise) made by Landlord to remedy any then existing fault or defect, whether known or unknown, suspected or unsuspected subject to the condition set forth in Paragraph 40 below. Tenant still further acknowledges that Tenant has received, has reviewed and is knowledgeable of the disclosures and information contained in the environmental assessments, investigations and reports listed in Exhibit "B" attached hereto. Landlord makes no representation or warranty as to the accuracy or completeness of the disclosures or information contained in said engineering and environmental assessments and reports. Landlord does not make any representations or warranties of any kind whatsoever, either express or implied, with respect to the Premises or any of such related matters; in particular, but without limitation, Landlord makes no representation or warranties with respect to the use, condition, size, dimensions, boundaries, title, occupation, management or value of the Premises or the building and improvements thereon, presence or absence of hazardous materials in, on, under or about the Premises or surrounding properties, compliance with applicable statutes, laws, codes, ordinances, regulations or requirements relating to leasing, zoning, subdivision, planning, building, fire, safety, health or environmental matters, compliance with covenants, conditions and restrictions (whether or not of record), other local, municipal, regional, state or federal requirements, or other statutes, laws, codes, ordinances, regulations or requirements (including, without limitation, The Americans With Disabilities Act). Tenant acknowledges that it Is entering into this Agreement on the basis of Tenant's own investigation of the physical and environmental conditions of the Premises. Tenant waives and releases its right to recover from Landlord and its partners, employees and agents any and all damages, losses, liabilities, costs or expenses whatsoever (including, without limitation, reasonable attorneys' fees and costs), and claims therefor, whether direct or indirect, known or unknown, foreseen or unforeseen, which may arise on account of or in any way growing out of or connected with the physical condition of the Premises or any federal, state or local law, statute, ordinance or regulation applicable thereto (including, without limitation, the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, 42 U.S.C. Sections 9601 et seq. and The Resources Conservation and Recovery Act of 1976,42 U.S.C. Sections 6901 et seq. Tenant expressly waives the benefits of Section 1542 of the

         California Civil Code, which provides as follows:

                 A general release does not extend to claims which the creditor does not know or expect to exist in his favor at the time of executing the release, which if known to him must have materially affected the settlement with the debtor.

         Tenant acknowledges that, notwithstanding any prior or contemporaneous oral or written representations, statements, documents or understandings, this Lease constitutes the entire understanding of the parties with respect to the subject matter hereof and supersedes any such prior or contemporaneous oral or written representations, statements, documents or understandings.

         As a material consideration for this Lease, Tenant agrees to make certain improvements to the Premises. These improvements shall include retrofit of the existing building exterior shell and interior Improvements ("Tenant Improvements"). Tenant agrees that it will spend a minimum of Three Million Dollars ($3,000,000.00) on these improvements (Tenant Improvement Costs'). Landlord shall reimburse Tenant a total of Seven Hundred Thousand Dollars ($700,000.00) of the total Improvement dollars within twenty (20) days of completion to be evidenced by a final building inspection and issuance of a Certificate of Occupancy by the Building Department of the City of Sunnyvale.

         Landlord shall remove all furniture, cubicles and office equipment prior to commencement of demolition.


         2.1 Reimbursement If No Lease Commencement. Inasmuch as Tenant will he commencing Tenant Improvements before Commencement Date and before Landlord has purchased the Premises, if Landlord is unable to close escrow and take tide to the Premises, Landlord shall reimburse Tenant for all of Tenant's expenses incurred regarding the Tenant Improvements up to the maximum reimbursable amount of $200,000.00. Tenant shall furnish to Landlord evidence of costs incurred with its request for reimbursement.

     3. Term. The term of this Lease ("Lease Term") shall be for six (6) years, commencing on the earlier of (1) ninety (90) days from the date Tenant procures a building permit from the City of Sunnyvale; (ii) the date Tenant moves substantial furniture or, trade fixtures, or any personnel into the Building; or (iii) December 15, 1996, (the "Commencement Date") and ending six (6) years thereafter unless sooner terminated or extended pursuant to any provision hereof. Notwithstanding said scheduled Commencement Date, if for any reason Landlord cannot deliver possession of the Premises to Tenant, Landlord shall not be subject to any liability therefor, beyond that in Paragraph 2.1 above.


         3.1 Early Access. Tenant and/or its contractors are hereby authorized to enter the Premises prior to the Commencement Date for purposes of demolition and construction of Tenant Improvements, and such early occupancy shall be upon all of the terms of this Lease (including obligations regarding indemnity and insurance) except those regarding the obligation to pay rent which shall commence on the Commencement Date.

     4.  Rent.

         A. Time of Payment. Tenant shall pay to Landlord as rent for the Premises the sum specified in Paragraph 4.B below (the "Monthly Installment") each month in advance on the first day of each calendar month, without deduction or offset, prior notice or demand, commencing on the Commencement Date and continuing through the Lease Term, together with such additional rents as are payable by Tenant to Landlord under the terms of this Lease. The Monthly Installment for any period during the Lease Term which period is less than one (1) full month shall be a prorata portion of the Monthly Installment based upon a thirty
                 (30) day month.

         B. Monthly Installment. The Monthly Installment of rent payable each month during the Term shall be as follows:

                 Months 1-24      $ 84,011
                 Months 25-48     $ 93,894
                 Months 49-72     $103,778

         C.      Absolute Rent. It is the intention of Landlord and Tenant that
                 (i) the rent herein specified shall be absolute to Landlord in each month during the Lease Term, without abatement, deduction, offset, cost or expenses, and (ii) all costs, expenses and obligations of every kind relating to the Premises shall be paid by Tenant.

         D. Late Charge. Tenant acknowledges that late payment by Tenant to Landlord of rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or deed of trust covering the Premises. Accordingly, if any installment of rent or any other sum due from Tenant shall not be received by Landlord within ten (10) days after such amount shall be due, Tenant shall pay to Landlord, as additional rent, a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenants default with respect to such overdue amount, nor prevent Landlord from exercising any of its other rights and remedies granted hereunder.

         E. Additional Rent. All taxes, insurance premiums, late charges, costs and expenses which Tenant is required to pay thereunder, together with all interest and penalties that may accrue thereon in the event of Tenant's failure to pay such amounts, and all reasonable damages, costs and attorneys' fees and expenses which Landlord may incur by reason of any default of Tenant or failure on Tenant's part comply with the terms of this Lease, shall be deemed to be additional rent ("Additional Rent") and shall be paid in addition to the Monthly Installment of rent, and, in the event of nonpayment of the Monthly Installment of rent.

         F. Place of Payment. Rent shall be payable in lawful money of the United States of America to Landlord at 511 Division Street, Campbell CA, or to such other person (s) or at such other place (s) as Landlord may designate in writing.

         G. Advance Payment. Concurrently with the execution of this Lease, Tenant shall pay to

                 Landlord the sum of Eighty-Four Thousand and Eleven Dollars ($84,011) to be applied to the Monthly Installment of rent first accruing under this Lease

     5. Security Deposit. Tenant shall deposit the sum of eighty-four Thousand Eleven Dollars ($84,011.00) (the "Security Deposit") upon execution of this Lease, to secure the faithful performance by Tenant of each term, covenant and condition of this Lease. If Tenant shall at any time fail to make any payment or fail to keep or perform any term, covenant or condition on its part to be made or performed or kept under this Lease, Landlord may, but shall not be obligated to and without waiving or releasing Tenant from any obligation under this Lease, use, apply or retain the whole or any part of the Security Deposit (A) to the extent of any sum due to Landlord; (B) to make any required payment on Tenant's behalf or (C) to compensate Landlord for any loss, damages, attorneys' fees or expense sustained by Landlord due to Tenant's default. In such event, Tenant shall, within five (5) days of written demand by Landlord, remit to Landlord sufficient funds to restore the Security Deposit to its original sum. No interest shall accrue on the Security Deposit. Landlord shall not be required to keep the Security Deposit separate from its general funds. Should Tenant comply with all the terms, covenants, and conditions of this Lease and at the end of the term of this Lease leave the Premises in the condition required by this Lease, then said Security Deposit, less any sums owing to Landlord, shall be returned to Tenant within thirty (30) days after the termination of this Lease and vacancy of the Premises by Tenant. At any time the Monthly Installment is increased pursuant to this Lease, the Security Deposit shall be increased by the same amount.

     6. Use of Premises. Tenant shall use the Premises only in conformance with applicable governmental laws, regulations, rules and ordinances for the purpose of general office and manufacturing, packaging and storage of non hazardous material products or any other related purpose and for no other purpose without the prior written consent of Landlord. Tenant shall indemnify, protect, defend, and hold Landlord harmless against any loss, expense, damage, attorneys' fees or liability arising out of the failure of Tenant to comply with any applicable law. Tenant shall not commit or suffer to be committed, any waste upon the Premises, or any nuisance, or other acts or things which may disturb the quiet enjoyment of any other tenant in the buildings adjacent to the Premises, or allow any sale by auction upon the Premises, or allow the Premises to be used for any unlawful purpose, or place any loads upon the floor, walls or ceiling which endanger the structure, or place any harmful liquids in the drainage system of the Building. No waste materials or refuse shall be dumped upon or permitted to remain upon any part of the Premises outside of the Building proper, except in trash containers placed inside exterior enclosures designated for that purpose by Landlord. No materials, supplies, equipment, finished products or semi-finished products, raw materials or articles of any nature shall be stored upon or permitted to remain on any portion of the Premises outside of the Building proper. Tenant shall strictly comply with the provisions of Paragraph 39 below.


     7.  Taxes and Assessments.

         A. Tenant's property. Tenant shall pay before delinquency any and all taxes and assessments, license fees and public charges levied, assessed or imposed upon or against Tenant's fixtures, equipment, furnishings, furniture appliances and personal property installed or located on or within the Premises. Tenant shall cause said fixtures, equipment, furnishings, furniture appliances and personal property to be assessed and billed separately from the real property of Landlord. If any of Tenant's said personal property shall be assessed with Landlord's real property, Tenant shall pay Landlord the taxes attributable to Tenant within ten (10) days after receipt of a written statement from Landlord setting forth the taxes applicable to Tenant's property.

         B. Property Taxes. Tenant shall pay, as additional rent, all Property Taxes levied or assessed with respect to the land comprising the Parcel and with respect to all buildings and Improvements located on the Parcel which become due or accrue during the term of this Lease. Tenant shall pay such Property Taxes to Landlord within twenty (20) days after receipt of billing. Provided that Landlord bills Tenant at least thirty
                 (30) days prior to the delinquency date of such Property Taxes, Tenant shall pay such Property Taxes to Landlord at least ten (10) days prior to the delinquency date, and if Tenant fails to do so, Tenant shall reimburse Landlord, on demand, for all interest, late fees and penalties that the taxing authority charges Landlord. In the event Landlord's mortgage requires an impound for Property Taxes, then on the first day of each month during the Lease Term, Tenant shall pay Landlord one twelfth (1/12) of its annual share of such Property Taxes. Tenant's liability thereunder shall be prorated to reflect the Commencement and termination dates of this Lease

                 For the purpose of this Lease, "Property Taxes" means and includes all taxes, assessments (including, but not limited to, assessments for public improvements or benefits), taxes based on vehicles, utilizing parking areas, taxes based or measured by the rent paid, payable or received under this Lease, taxes on the value, use, or occupancy of the Premises, the Buildings and/or the Parcel, Environmental Surcharges, and all other governmental impositions and charges of every kind and nature whatsoever, whether or not customary or within the contemplation of the parties hereto and regardless of whether the same shall be extraordinary or ordinary, general or special, unforeseen or foreseen, or similar or dissimilar to any of the foregoing which, at any time during the Lease Term, shall be applicable to the Premises, the Building and/or the Parcel or assessed, levied or imposed upon the Premises, the Building and/or the Parcel, or become due and payable and a lien or charge upon the Premises, the Building and/or the Parcel, or any part thereof, under or by virtue of any present or future laws, statutes, ordinances, regulations or other requirements of any governmental authority whatsoever. The term "Environmental Surcharges" shall mean and include any and all expenses, taxes, charges or penalties imposed by the Federal Department of Energy, the Federal Environmental protection Agency, the Federal Clean Air Act, or any regulations promulgated thereunder or any other local, state or federal governmental agency or entity now or hereafter vested with the power to impose taxes, assessments, or other types of surcharges as a means of controlling or abating environmental pollution or the use of energy. The term "Property Taxes" shall not include any federal, state or local net income, estate, or inheritance tax imposed on Landlord.

         C. Other Taxes: Tenant shall, as additional rent, pay or reimburse Landlord for any tax based upon, allocable to, or measured by the area of the Premises or the Buildings or the Parcel; or by the rent paid, payable or received under this Lease; any tax upon or with respect to the possession, leasing, operation, any tax upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy of the Premises or any portion thereof; any privilege tax, excise tax, business and occupation tax, gross receipts tax, sales and/or use tax, water tax, sewer tax, employee tax, occupational license tax imposed upon Landlord or Tenant with respect to the Premises; any tax upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises.

8.       Insurance.

         A. Indemnity. Tenant agrees to indemnify, protect and defend Landlord against and hold Landlord harmless from any and all claims, causes of action, judgments, obligations or liabilities, and all reasonable expenses incurred in investigating or resisting the same (including reasonable attorneys' fees), on account to, or arising out to, the operation, maintenance, use or occupancy of the Premises and all areas appurtenant thereto. This Lease is made on the express understanding that Landlord shall not be liable for, or suffer loss by reason to, injury to person or property, from whatever cause (except for active negligence or willful misconduct of Landlord), which in any way may be connected with the operation, use or occupancy of the Premises specifically including, without limitation, any liability for injury to the person or property of Tenant, its agents, officers, employees, licensees and invitees.

         B. Liability Insurance. Tenant shall, at Tenant's expense, obtain and keep in force during the term of this Lease a policy of comprehensive public liability insurance insuring Landlord and Tenant against claims and liabilities arising out of the operation, use, or occupancy of the Premises and all areas appurtenant thereto, including parking areas. Such insurance shall be in an amount of not less than Two Million Dollars ($2,000,000.00) for bodily injury or death as a result of any one occurrence and Five Hundred Thousand Dollars ($500,000.00) for damage to property as a result of any one occurrence. The insurance shall be with companies approved by Landlord, which approval Landlord agrees not to withhold unreasonably. Tenant shall deliver to Landlord, prior to possession, and at least thirty (30) days prior to the expiration thereof, a certificate of insurance evidencing the existence of the policy required hereunder and such certificate shall certify that the policy (1) names Landlord as an additional insured, (2) shall not be canceled or altered without thirty (30) days prior written notice to Landlord, (3) insures performance of the indemnity set forth in Paragraph 8.A above, (4) the coverage is primary and any coverage by Landlord is in excess thereto and (5) contains a cross-liability endorsement. Landlord may maintain a policy or policies of comprehensive general liability insurance insuring Landlord (and such others as are designated by Landlord), against liability for personal injury, bodily injury, death and damage to property occurring or resulting from an occurrence in, on or about the Premises or the Common Area, with such limits of coverage as Landlord may from time to time determine are reasonably necessary for its protection. The cost of any such liability insurance maintained by Landlord shall be a Common Area Charge and Tenant shall pay, as additional rent, its share of such cost to Landlord as provided in Paragraph 12 below

C. Property Insurance. Landlord shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Premises and the Building, in the amount of the full replacement value thereof, providing protection against those perils included within the classification of "all risk" insurance, plus a policy of rental income insurance in the amount of one hundred percent (100%) of twelve (12) months rent (including, without limitation, sums payable as Additional Rent), plus, at Landlord's option, flood insurance and earthquake insurance, and any other coverage which may be required from time to time by Landlord's mortgagee. Tenant shall have no interest in nor any right to the proceeds of any insurance procured by Landlord on the Premises. Tenant shall, within twenty (20) days after receipt of billing, pay to Landlord as additional rent, the full cost of such insurance procured and maintained by Landlord. Tenant acknowledges that such insurance procured by Landlord shall contain a deductible which reduces Tenant's cost for such insurance and, in the event of loss or damage, Tenant shall be required to pay to Landlord the amount of such deductible. Notwithstanding the above, Tenant shall only be responsible for the payment of Earthquake

         Insurance if it is reasonable or if Landlord's lender requires it.


         D. Tenant's Option to Maintain Property Insurance. Tenant shall have the right to obtain and keep in force all of the insurance described in Subparagraph 8.C above in lieu of Landlord obtaining such insurance. If Tenant desires to exercise such right to obtain such insurance, Tenant may do so only on the renewal date of Landlord's then current insurance policy and Tenant must exercise such right by giving Landlord written notice of Tenant's election to obtain such insurance not later than thirty (30) days prior to the renewal date of Landlord's then current insurance policy. If Tenant so elects to obtain the insurance described in Subparagraph 8.C above, such insurance shall be provided by companies approved by Landlord which approval shall not be unreasonably withheld. Tenant shall deliver to Landlord, at least fifteen (15) days prior to the expiration of Landlord's then current insurance policy or Tenant's then current insurance policy, as the case may be, a duplicate original of or a certificate evidencing the policy required hereunder. Such policy and/or certificate shall certify that the policy: (i) names Landlord and Landlord's Lender as additional insureds; (ii) shall not be canceled or altered without thirty (30) days prior written notice to Landlord and to Landlord's Lender; (iii) is primary and any coverage by Landlord is in excess thereto; and (iv) contains a standard lender's loss payable endorsement in favor of Landlord's Lender. If any such policy obtained by Tenant contains a deductible, Tenant shall be responsible for the amount of such deductible, or a portion thereof, as specified in Subparagraph 8.C above. Any deductible must be approved by Landlord and Landlord's Lender, which approval shall not be unreasonably withheld. If Tenant makes the election to maintain all of the insurance described in Subparagraph 8.C above, Landlord shall be relived of its obligation to obtain and maintain such insurance.

         E Tenant's Insurance: Release of Landlord. Tenant acknowledges that the insurance to be maintained by Landlord on the Premises pursuant to Subparagraph C above will not insure any of Tenants property. Accordingly, Tenant, at Tenant's own expense, shall maintain in full force and effect on all of its fixtures, equipment, leasehold improvements and personal property in the Premises, a policy of "All Risk' coverage insurance to the extent of at least ninety percent (90%) of their insurable value. Tenant hereby releases Landlord, and its partners, officers, agents employees and servants from any and all claims, demands, losses, expenses or injuries to the Premises or to the furnishings, fixtures, equipment, inventory or other personal property of Tenant in, about, or upon the Premises, which are caused by perils, events or happenings where the same are covered by the insurance required by this Lease or which are the subject of insurance carried by Tenant and in force at the time of such loss.

9. Utilities. Tenant shall' pay for all water, gas, light, heat, power, electricity, telephone, trash pickup, sewer charges and all other services supplied to or consumed on the Premises, and all taxes and surcharges thereon.

10.      Repairs and Maintenance.

                 A. Tenant's Repairs. Tenant shall, during the term of this Lease, at Tenant's sole cost and expense, keep and maintain in good order, condition and repair the entire Premises and every part thereof structural and non-structural, including, without limitation, the roof including structural roof), roofing, roof membrane and roof screens, gutters and down spouts, foundation, footings, floor slab, floor coverings, windows, window frames, plate glass, glazing, skylights, truck doors, doors and all door hardware, walls (exterior and interior, structural and non-structural), partitions, sidewalks, landscaping, irrigation systems, parking areas, driveways, paving, fences, signs and all other areas or facilities located outside the Building and all plumbing, electrical, lighting, , heating, air conditioning and ventilation facilities, equipment and Systems within the Premises The term "repair" shall include replacements, restorations and/or renewals when necessary, as well as painting. Tenant's obligation shall extend to all alterations, additions and improvements to the Premises, and all fixtures and appurtenances therein and thereto. Tenant shall, at all times during the Lease Term, have in effect a service contract for the maintenance of the heating, ventilating and air conditioning ("HVAC") equipment with an HVAC repair maintenance contractor approved by Landlord which provides for periodic inspection and servicing at least once every ninety (90) days during the Lease Term and shall provide Landlord with a copy of such contract. Tenant shall indemnify and save Landlord harmless against and from all costs, expenses liabilities, losses, injuries, damages, suits, fines, penalties, claims and demands, including attorneys' fees, resulting from Tenant's failure to comply with the foregoing; and Tenant hereby expressly releases and discharges Landlord of and from any liability therefor.

                 B. No Landlord Obligations. Landlord shall have no maintenance or repair obligations whatsoever with respect to the Premises Tenant hereby waives the provision of any law now or hereafter in effect requiring that Landlord make repairs, and further waives the provisions of any Law now or hereafter in effect allowing Tenant to make repairs at the expense of Landlord or to terminate this Lease because of Landlord's failure to keep the Premises in good order, condition and repair. Tenant specifically waives the provisions of Subsection (1) of Section 1932 and Sections 1941 and 1942 of the Civil Code of California Landlord shall not he liable for damage to the goods, wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said damage or injury results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Tenant. Notwithstanding Landlord's negligence or breach of this Lease, Landlord shall, under no circumstances, be liable for injury to Tenant's business or for any loss of income or profit therefrom or for any consequential damages whatsoever.

                 C. Tenant's Failure. Should Tenant fail to make the repairs and maintenance required of Tenant hereunder within ten (10) days after notice from Landlord, in addition to all its other rights and remedies hereunder or by law and without waiving any alternative remedies, Landlord may make the same, and in that event, Tenant shall reimburse Landlord as Additional Rent for the cost of such maintenance or repairs within five (5) days of written demand by Landlord.

     11. Alterations. Except for non-structural alterations costing less than Twenty-Five Thousand Dollars ($25,000.00), Tenant shall not make, or suffer to be made, any alterations, improvements or additions in, on, about or to the Premises or any part thereof, without the prior written consent of Landlord. Any alterations, improvements, or additions shall be made by licensed contractors holding valid building permits issued by the appropriate governmental authority. Copies of all plans and permits for any alterations, improvements or additions shall be delivered to Landlord prior to the commencement of work. As a condition to giving such consent, Landlord may request that Tenant agree to remove any such alterations, improvements or additions at the termination of this Lease, and to restore the Premises to their prior condition. Unless Landlord requires that Tenant remove any such alterations, improvement or addition, any alteration, addition or improvement to the Premises, except movable furniture and trade fixtures not affixed to the Premises, shall become the property of Landlord upon termination of the Lease and shall remain upon and be surrendered with the Premises at the termination of this Lease. Without limiting the generality of the foregoing, all heating, lighting, electrical (including all wiring, conduit, outlets, drops, buss ducts, main and subpanels), air conditioning, partitioning, window coverings, and carpet installations made by Tenant regardless of how affixed to the Premises, together with all other additions, alterations and improvements that have become an integral part of the Building, shall be and become the property of the Landlord upon termination of the Lease, and shall not be deemed trade fixtures, and shall remain upon and be surrendered with the Premises at the termination of this Lease.

                 If, during the Lease Term hereof, any alteration, addition or change of any sort to all or any portion of the Premises is required by law, regulation, ordinance or order of any public agency, due to Tenant's use, occupancy, or alterations, Tenant shall promptly make the same at its sole cost and expense.

     12. Acceptance of the Premises. By entry and taking possession of the Premises pursuant to this Lease, Tenant accepts the Premises in their condition existing as of the date of such entry. Tenant acknowledges that neither the Landlord nor Landlord's agents has made any representation or warranty as to the suitability of the Premises to the conduct of Tenant's business. Any agreements, warranties or representations not expressly contained herein shall in no way bind either Landlord or Tenant, and Landlord and Tenant expressly waive all claims for damages by reason of any statement, representation, warranty, promise or agreement, if any, not contained in this Lease. This Lease constitutes the entire understanding between the parties hereto and no addition to, or modification of, any term or provision of this Lease shall be effective until set forth in a writing signed by both Landlord and Tenant.

     13.         Default.

                 A. Events of Default. A breach of this Lease shall exist if any of the following events (hereinafter referred to as "Event of Default) shall occur:

                          1. Default in the payment when due of any Monthly Installment or other payment required to be made by Tenant hereunder, where such default shall not have been cured within five
                                  (5) days after written notice of such default is given to Tenant;

                          2. Tenant's failure to perform any other term, covenant or condition contained in this Lease where such failure shall have continued for thirty (30) days after written notice of such failure is given to Tenant; provided that Tenant shall not be deemed to be in default if such default is incapable of cure within said period and Tenant has commenced to complete the cure of such default within said thirty (30) day period and is proceeding diligently;

                          3. Tenant's vacating or abandonment of the Premises without the payment of rent;

                          4. Tenant's assignment of its assets for the benefit of its creditors:

                          5. The sequestration of, attachment of or execution on, any substantial part of the property of Tenant or on any property essential to the conduct of Tenant's business shall have occurred and Tenant shall have failed to obtain a return or release of such property within thirty (30) days thereafter, or prior to sale pursuant to such sequestration, attachment or levy, whichever is earlier;

                          6       Tenant or any guarantor of Tenant's
                                  obligations hereunder shall commence any case, proceeding or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seek appointment of a receiver, trustee, custodian, or other similar official for it or for all or any substantial part of its property and such proceeding is not terminated within sixty
                                  (60) days;

                          7. Tenant or any such guarantor shall take any corporate action to authorize any of the actions set forth in Clause 6 above; or

                          8. Any case, proceeding or other action against Tenant or any guarantor of Tenant's obligations hereunder shall be commenced seeking to have an order for relief entered against it as debtor, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, and such case, proceeding or other action (i) results in the entry of an order for relief against it which is not fully stayed within seven (7) business days after the entry thereof or (ii) remains undismissed for a period of sixty
                                  (60) days.

                 B. Remedies. Upon any Event of Default, Landlord shall have the following remedies, in addition to all other rights and remedies provided by law, to which Landlord may resort cumulatively, or in the alternative:

                          1. Recovery of Rent. Landlord shall be entitled to keep this Lease in full force and effect (whether or not Tenant shall have abandoned the Premises) and to enforce all of its rights and remedies under this Lease, including the right to recover rent and other sums as they become due, plus interest at the Permitted Rate (as defined in Paragraph 31 below) from the due date of each installment of rent or other sum until paid.

                          2. Termination. Landlord may terminate this Lease by giving Tenant written notice of termination. On the giving of the notice all of Tenant's rights in the Premises and the Building and Parcel shall terminate. Upon the giving of the notice of termination, Tenant shall surrender and vacate the Premises in the condition required by Paragraph 32, and Landlord may re-enter and take possession of the Premises and all the remaining improvements or property and eject Tenant or any of Tenant's subtenants, assignees or other person or persons claiming any right under or through Tenant or eject some and not others or eject none. This Lease may also be terminated by a judgment specifically providing for termination. Any termination under this paragraph shall not release Tenant from the payment of any sum then due Landlord or from any claim for damages or rent previously accrued or then accruing against Tenant. In no event shall any one or more of the following actions by Landlord constitute a termination of this
                                  Lease:

                                  a.       maintenance and preservation of the
                                           Premises;

                                  b        efforts to relet the Premises;

                                  c        appointment of a receiver in order
                                           to protect Landlord's interest
                                           hereunder;

                                  d        consent to any subletting of the
                                           Premises or assignment of this Lease
                                           by Tenant, whether pursuant to
                                           provisions hereof concerning
                                           subletting and assignment or
                                           otherwise; or

                                  e.       any other action by Landlord or
                                           Landlord's agents intended to
                                           mitigate the adverse effects from
                                           any breach of this Lease by Tenant.

                          3.      Damages. In the event this Lease is
                                  terminated pursuant to Subparagraph 13.B.2 above, or otherwise, Landlord shall be entitled to damages in the following sums:

                          a. the worth at the time of award of the unpaid rent which has been earned at the time of termination; plus

                          b. the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

                          c. the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; and

                          d. any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease, or which in the ordinary course of things would be likely to result therefrom including, without limitation, the following: (i) expenses for cleaning, repairing or restoring the
                                  Premises; (ii) expenses for altering,
                                  remodeling or otherwise improving the
                                  Premises for the purpose of reletting,
                                  including installation of leasehold
                                  improvements (whether such installation be funded by a reduction of rent, direct payment or allowance to the succeeding lessee, or otherwise); (iii) real estate broker's fees, advertising costs and other expenses of reletting the Premises; (iv) costs of carrying the Premises such as taxes and insurance premiums thereon, utilities and security precautions; (v) expenses in retaking possession of the Premises; and (vi) attorneys' fees and court costs.;

                          e. The "worth at the time of award" of the amounts referred to in Subparagraphs (a) and
                                  (b) of this paragraph, is computed by allowing interest at the Permitted Rate. The worth at the time of award" of the amounts referred to in Subparagraph (c) of this Paragraph is computed by discounting such amount at the discount rate of the Federal Reserve Board of San Francisco at the time of award plus one percent (1%). The term "rent" as used in this Paragraph shall include all sums required to be paid by Tenant to Landlord pursuant to the terms of this Lease.

     14. Destruction. In the event that any portion of the Premises are destroyed or damaged by an uninsured peril, Landlord or Tenant may, upon written notice to the other, given within thirty
                 (30) days after the occurrence of such damage or destruction, elect to terminate this Lease; provided, however, that either party may, within thirty (30) days after receipt of such notice, elect to make any required repairs and/or restoration at such party's sole cost and expenses, in which event this Lease shall remain in full force and effect, and the party having made such election to restore or repair shall thereafter diligently proceed with such repairs and/or restoration.

                 In the event the Premises are damaged or destroyed from any insured peril to the extent of ninety percent (90%) or more of the then replacement cost of the Premises, Landlord may, upon written notice to Tenant, given within thirty (30) days after the occurrence of such damage or destruction, elect to terminate this Lease. If Landlord does not give such notice in writing within such period, Landlord shall be deemed to have elected to rebuild or restore the Premises, in which event Landlord shall, at its expense promptly rebuild or restore the Premises to their condition prior to the damage or destruction and Tenant shall pay to Landlord upon commencement of reconstruction the amount of any deductible from the insurance policy.

                 In the event the Premises are damaged or destroyed from any insured peril to the extent of less than ninety percent (90%) of the then replacement cost of the Premises, Landlord shall, at Landlord's expense, promptly rebuild or restore the Premises to their condition prior to the damage or destruction and Tenant shall pay to Landlord upon commencement of reconstruction the amount of any deductible from the insurance policy.


                 In the event that, pursuant to the foregoing provisions, Landlord is to rebuild or restore the Premises, Landlord shall, within thirty (30) days after the occurrence of such damage or destruction, provide Tenant with written notice of the time required for such repair or restoration. If such period is longer than one hundred eighty (180) days from the issuance of a building permit, Tenant may, within thirty (30) days after receipt of Landlord's notice, elect to terminate the Lease by giving written notice to Landlord of such election, whereupon the Lease shall immediately terminate. The period of time for Landlord to complete the repair or restoration shall be extended for delays caused by the fault or neglect of Tenant or because of acts of God, acts of publication, labor disputes, strikes, fires, freight embargoes, rainy or stormy weather, inability to obtain materials, supplies or fuels, acts of contractors or subcontractors, or delay of contractors or subcontractors due to such causes, or other contingencies beyond the control of Landlord. Landlord's obligation to repair or restore the Premises shall not include restoration of Tenant's trade fixtures, equipment, merchandise, or any improvements, alterations or additions made by Tenant to the Premises.

                 Unless this Lease is terminated pursuant to the foregoing provisions, this Lease shall remain in full force and effect; provided, however, that during any period of repairs or restoration, rent and all other amounts to be paid by Tenant on account of the Premises and this Lease shall be abated in proportion to the area of the Premises rendered not reasonably suitable for the conduct of Tenant's business thereon. Tenant hereby expressly waives the provisions of Section 1932, Subdivision 2 and Section 1933, Subdivision 4 of the California Civil Code.

     15.         Condemnation.

                  A. Definition of Terms. For the purposes of this Lease, the term (1) "Taking" means a taking of the Premises or damage to the Premises related to the exercise of the power of eminent domain and includes a voluntary conveyance, in lieu of court proceedings, to any agency, authority, public utility, person or corporate entity empowered to condemn property; (2) "Total Taking" means the taking of the entire Premises or so much of the Premises as to prevent or substantially impair the use thereof by Tenant for the uses herein specified; provided, however, in no event shall a Taking of less than ten percent (10%) of the Premises be deemed a Total Taking; (3) "Partial Taking" means the taking of only a portion of the Premises which does not constitute a Total Taking; (4) "Date of Taking" means the date upon which the title to the Premises, or a portion thereby, passes to and vests in the condemnor or the effective date of any order for possession if issued prior to the date title vests in the condemnor; and
                          (5) "Award" means the amount of any award made, consideration paid, or damages ordered as a remit of a Taking.

                  B. Rights. The parties agree that in the event of a Taking all rights between them or in and to an Award shall be as set forth herein and Tenant shall have no right to any Award except as set forth herein.

                  C. Total Taking. In the event of a Total Taking during the term hereof (1) the rights of Tenant under the Lease and the leasehold estate of Tenant in and to the Premises shall cease and terminate as of the Date of Taking; (2) Landlord shall refund to Tenant any prepaid rent; (3) Tenant shall pay Landlord any rent or charges due Landlord under the Lease, each prorated as of the Date of Taking; (4) Tenant shall receive from Landlord those portions of the Award attributable to trade fixtures of Tenant and for moving expenses of Tenant; and(S) the remainder of the Award shall be paid to and be the property of Landlord.

                  D. Partial Taking. In the event of a Partial Taking during the term hereof (1) the rights of Tenant under the Lease and leasehold estate of Tenant in and to the portion of the Premises taken shall cease and terminate as of the Date of Taking; (2) from and after the Date of Taking the Monthly installment of rent shall be an amount equal to the product obtained by multiplying the Monthly Installment of rent immediately prior to the Taking by a fraction, the numerator of which is the number of square feet contained in the Premises after the Taking and the denominator of which is the number of square feet contained in the Premises prior to the Taking; (3) Tenant shall receive from the Award the portions of the Award attributable to trade fixtures of Tenant; and (4) the remainder of the Award shall be paid to and be the property of Landlord.

     16. Mechanics' Lien. Tenant shall (A) pay for all labor and services performed for, materials used by or furnished to, Tenant or any contractor employed by Tenant with respect to the Premises; (B) indemnify, defend, protect and hold Landlord and the Premises harmless and free from any liens, claims, liabilities, demands, encumbrances, or judgments created or suffered by reason of any labor or services performed for, materials used by or furnished to, Tenant or any contractor employed by Tenant with respect to the Premises; (C) give notice to Landlord in writing five (5) days prior to employing any laborer or contractor to perform services related to, or receiving materials for use upon the Premises; and ([)) permit Landlord to post a notice of no responsibility in accordance with the statutory requirements of California Civil Code
                 Section 3094 or any amendment thereof. In the event Tenant is required to post an improvement bond with a public agency in connection with the above, Tenant agrees to include Landlord as an additional obligee.

     17. Inspection of the Premises. Tenant shall permit Landlord and its agents to enter the Premises upon written notice thereof at least twenty-four (24) hours in advance (except in case of emergency) at any reasonable time for the purpose of inspecting the same, posting a notice of non-responsibility for alterations, additions or repairs; and at any time within one hundred eighty (180) days prior to expiration of this Lease, to place upon the Premises, ordinary "For Lease" or "For Sale" signs.

     18. Compliance with Laws. Tenant shall, at its own cost, comply with all of the requirements of all municipal, county, state and federal authorities now in force, or which may hereafter be in force, pertaining to Tenant's use and occupancy of the Premises, and shall faithfully observe all municipal, county, state and federal law, statutes or ordinances now in force or which may hereafter be in force. The judgment of any court of competent jurisdiction or the admission of Tenant in any action or proceeding against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any such ordinance or statute in the use and occupancy of the Premises shall be conclusive of the fact that such violation by Tenant has occurred.

     19. Subordination. The following provisions shall govern the relationship of this Lease to any, underlying lease, mortgage or deed of trust which now or hereafter affects the Premises, the Building and/or the Parcel, or Landlord's interest or estate therein (the "Project") and any renewal, modification, consolidation, replacement, or extension thereof (a "Security instrument").

                 A. Priority. This Lease is subject and subordinate to Security Instruments existing as of the Commencement Date. However, if any Lender so requires, this Lease shall become prior and superior to any such Security instrument.

                 B. Subsequent Security Instruments. At Landlord's election, this Lease shall become subject and subordinate to any Security Instrument created after the Commencement Date. Notwithstanding such subordination, Tenant's right to quiet possession of the Premises shall not be disturbed so long as Tenant is not in default and performs all of its obligations under this Lease, unless this Lease is otherwise terminated pursuant to its terms.

                 C. Documents. Tenant shall execute any document or instrument reasonably required by Landlord or any Lender to make this Lease either prior or subordinate to a Security Instrument, which may include such other matters as the Lender customarily requires in connection with such agreements, including provisions that the Lender not be liable for

                          (1) the return of the Security Deposit unless the Lender receives it from Landlord, and (2) any defaults on the part of Landlord occurring prior to the time that the Lender takes possession of the Project in connection with the enforcement of its Security Instrument. Tenant's failure to execute any such document or instrument within ten (10) days after written demand therefor shall constitute a default by Tenant or, at Landlord's option, Landlord may execute such documents on behalf of Tenant as Tenant's attorney-in-fact. Tenant does hereby make, constitute and irrevocably appoint Landlord as Tenant's attorney-in-fact to execute such documents in accordance with this Paragraph.

                 D. Tenant's Attornment. Tenant shall attorn (1) to any purchaser of the Premises at any foreclosure sale or private sale conducted pursuant to any Security Instrument encumbering the Project; (2) to grantee or transferee designated in any deed given in lieu of foreclosure; or (3) to the lessor under any underlying ground lease should such ground lease be terminated.

                  E. Lender. The term "Lender" shall mean (1) any beneficiary, mortgagee, secured party, or other holder of any deed of trust, mortgage, or other written security device or agreement affecting the Project; and (2) any lessor under any underlying lease under which Landlord holds its interest in the Project.

     20. Holding Over. This Lease shall terminate without further notice at the expiration of the Lease Term. Any holding over by Tenant after expiration shall not constitute a renewal or extension or give Tenant any rights in or to the Premises except as expressly provided in this Lease. Any holding over after the expiration with the consent of Landlord shall be construed to be a tenancy from month to month, at one hundred fifty percent (150%) of the monthly rent for the last month of the Lease Term, and shall otherwise be on the terms and conditions herein specified insofar as applicable.

     21. Notices. Any notice required or desired to be given under this Lease shall be in writing with copies directed as indicated below and shall be personally served or given by mail. Any notice given by mail shall be deemed to have been given when forty eight (48) hours have elapsed from the time such notice was deposited in the United States mails, certified and postage prepaid, addressed to the party to be served with a copy as indicated herein at the last address given by that party to the other party under the provisions of this Paragraph. At this date of execution of this Lease, the address of Landlord is:

                          511 Division Street
                          Campbell, CA 95008

                 and the address of Tenant is:

                          1325 Chesapeake Terrace
                          Sunnyvale, CA 94089

                 After the Commencement Date, the address of Tenant will be at the Premises.

     22. Attorneys' Fees. In the event either party shall bring any action or legal proceeding for damages for any alleged breach of any provision of this Lease, to recover rent or possession of the Premises, to terminate this Lease, or to enforce, protect or establish any term or covenant of this Lease or right or remedy of either party, the prevailing party shall be entitled to recover as a part of such action or proceeding, reasonable attorneys' fees and court costs, including attorneys' fees and costs for appeal, as may be fixed by the court or jury. The term "prevailing party" shall mean the party who received substantially the relief requested, whether by settlement, dismissal, summary judgment, judgment, or otherwise.

     23.         Nonassignment.

                 A. Landlord's Consent Required. Except for "Permitted Transfers" as defined below, Tenant's interest in this Lease is not assignable, by operation of law or otherwise, nor shall Tenant have the right to sublet the Premises, transfer any interest of Tenant therein or permit any use of the Premises by another party, without the prior written consent of Landlord to such assignment, subletting, transfer or use, which consent Landlord agrees not to withhold unreasonably subject to the provisions of Subparagraph B below. A consent to one assignment, subletting, occupancy or use by another party shall not be deemed to be a consent to any subsequent assignment, subletting, occupancy or use by another party. Any assignment or subletting without such consent shall be void and shall, at the option of Landlord, terminate this Lease.

                 Landlord's waiver or consent to any assignment or subletting hereunder shall not relieve Tenant from any obligation under this Lease unless the consent shall so provide.

                 A Permitted Transfer is any merger, consolidation, reorganization or acquistion, so long as the surviving entity tenant's net worth is equal to or greater than Tenant's at the time of the merger, consolidation, reorganization or acquistion.

     B. Transferee Information Required. If Tenant desires to assign its interest in this Lease or sublet the Premises, or transfer any interest of Tenant therein, or permit the use of the Premises by another party hereinafter collectively referred to as a "Transfer"), Tenant shall give Landlord at least ten (10) days prior written notice of the proposed Transfer and of the terms of such proposed Transfer, including, but not limited to, the name and legal composition of the proposed transferee, a financial statement of the proposed transferee, the nature of the proposed transferee's business to be carried on in the Premises, the payment to be made or other consideration to be given to Tenant on account of the Transfer, and such other pertinent information as may be requested by Landlord, all in sufficient detail to enable Landlord to evaluate the proposed Transfer and the prospective transferee. It is the intent of the parties hereto that this Lease shall confer upon Tenant only the right to use and occupy the Premises, and to exercise such other rights as are conferred upon Tenant by this Lease. The parties agree that this Lease is not intended to have a bonus value nor to serve as a vehicle whereby Tenant may profit by a future Transfer of this Lease or the right to use or occupy the Premises as a result of any favorable terms contained herein, or future changes in the market for leased space. It is the intent of the parties that any such bonus value that may attach to this Lease shall be and remain the exclusive property of Landlord, to the extent as set forth in Paragraph 23.B(2) below. Accordingly, in the event Tenant seeks to Transfer its interest in this Lease or the Premises, Landlord shall have the following options, which may be exercised at its sole choice without limiting Landlord in the exercise of any other right or remedy which Landlord may have by reason of such proposed Transfer:

                 (1) Should Tenant assign or sublease all of the Premises during the Option Term, as defined in Paragraph 38 below, Landlord may elect to terminate this Lease effective as of the proposed effective date of the proposed Transfer and release Tenant from any further liability hereunder accruing after such termination date by giving Tenant written notice of such termination within twenty (20) days after receipt by Landlord of Tenant's notice of intent to transfer as provided above. If Landlord makes such election to terminate this Lease, Tenant shall surrender the Premises, in accordance with Paragraph 34, on or before the effective termination date; or

                          (2) Landlord may consent to the proposed Transfer on the condition that Tenant agrees to pay to Landlord, as additional rent, seventy-five percent (75%) of any and all rents or other consideration for the Premises (including key money) received by Tenant from the transferee by reason of such Transfer in excess of the rent payable by Tenant to Landlord under this Lease "Transfer Rent" (less any reasonable and documented brokerage commissions or advertising expenses incurred by Tenant in connection with the Transfer and, during the initial six (6) year lease Term only, less an amount to cover Tenant's Tenant Improvement Costs set forth in Paragraph 2 above, and which shall be calculated as follows:. Seven Hundred Thousand Dollars ($700,000.00) shall be deducted from the total cost of the Tenant Improvements, including soft costs, and the remainder shall be divided by 98,836 (square feet). The resulting quotient shall be divided by seventy-two (72) (months). The end result of this calculation is the amount per square foot to be deducted from the Transfer Rent from the effective date of a Transfer through the last month of said initial Lease Term. Upon completion of the Tenant Improvements, this Lease shall be amended to establish the exact amount which may be deducted) Tenant expressly agrees that the foregoing is a reasonable condition for obtaining Landlord's consent to any Transfer; or

                          (3) Landlord may reasonably withhold its consent to the proposed Transfer.

   24. Successors The covenants and agreements contained in this Lease shall be binding on the parties here to and on their respective heirs, successors and assigns (to the extent the Lease is assignable).

   25. Mortgagee Protection. In the event of any default on the part of Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee of a mortgage encumbering the Premises, whose address shall have been furnished to Tenant, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default, including time to obtain possession of the Premises by power of sale or judicial foreclosure, if such should prove necessary to effect a cure.

   26. Landlord Loan or Sale. Tenant agrees promptly following request by Landlord to (A) execute and deliver to Landlord any documents, including estoppel certificates presented to Tenant by Landlord, (i) certifying that this Lease is unmodified and in full force and effect and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, and (iii) evidencing the status of the Lease as may be required either by a lender making a loan to Landlord to be secured by a deed of trust or mortgage covering the Premises or a purchaser of the Premises from Landlord and (B) to deliver to Landlord the financial statement of Tenant with an opinion of a certified public accountant, including a balance sheet and profit and loss statement, for the last completed fiscal year all prepared in accordance with generally accepted accounting principles consistently applied. If Tenant fails to deliver an estoppel certificate within five (5) business days following such request from Landlord, Tenant shall be deemed to have appointed

                 Landlord as Tenant's attorney-in-fact, in Tenant's name, place and stead, to execute such estoppel certificate.

                 At the time of executing this Lease, it is understood that Landlord is finalizing a loan secured by the Premises and upon the request of lender, Tenant agrees to execute a Tenant Estoppel and Subordination, Attournment and Non-Disturbance Agreement in the forms as attached hereto as Exhibit "C" and made a part hereof

     27. Surrender of Lease Not Merger. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger and shall' at the option of Landlord, terminate all or any existing subleases or subtenants, or operate as an assignment to Landlord of any or all such subleases or subtenants.

     28. Waiver. The waiver by Landlord or Tenant of any breach of any term' covenant or condition herein contained shall not be deemed to be a waiver of any preceding or succeeding breach of the same or any other covenant or condition herein contained.

     29.         General.

                  A. Captions. The captions and paragraph headings used in this Lease are for the purposes of convenience only. They shall not be construed to limit or extend the meaning of any part of this Lease, or be used to interpret specific sections. The word (s) enclosed in quotation marks shall be construed as defined terms for purposes of the Lease. As used in this Lease, the masculine, feminine and neuter and the singular or plural number shall each be deemed to include the other whenever the context so requires.

                 B. Definition of Landlord. The term "Landlord" as used in this Lease, so far as the covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner at the time in question of the fee title of the Premises, and in the event of any transfer or transfers of the title of such fee, the Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall after the date of such transfer or conveyance be automatically freed and relieved of all liability with respect to performance. of any covenants or obligations on the part of Landlord contained in this Lease, thereafter to be performed; provided that any fluids in the hands of Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be turned over to the grantee. It is intended that the covenants and obligations contained in this Lease on the part of Landlord shall, subject as aforesaid, be binding upon each Landlord, its heirs, personal representatives, successors and assigns only during its respective period of ownership.

                 C. Time of Essence. Time is of the essence for the performance of each term, covenant and condition of this Lease.

                 D. Serverability. In case any one or more of the provisions contained herein, except for the payment of rent, shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Lease, but this Lease shall be construed as if such invalid, illegal or unenforceable provision had not been contained herein. This Lease shall be construed and enforced in accordance with the laws of the State of California.

                 E Joint and Several Liability. If Tenant is more than one person or entity, each such person or entity shall be jointly and severally liable for the obligations of Tenant hereunder.

                 F. Law. The term "law" shall mean any judicial decision, statute, constitution, ordinance, resolution, regulation, rule, administrative order, or other requirement of any government agency or authority having jurisdiction over the parties to this Lease or the Premises or both, in effect at the Commencement Date of this Lease or any time during the Lease Term, including, without limitation, any regulation, order, or policy of any quasi-official entity or body (e.g., board of fire examiners, public utility or special district).

     30. Sign. Tenant shall not place or permit to be placed any sign or decoration on the land or the exterior of the Building without the prior written consent of Landlord, which consent shall not be unreasonably withheld, provided such sign or decoration has been approved by the appropriate agency of the City of Sunnyvale. Tenant, upon written notice by Landlord, shall immediately remove any sign or decoration that Tenant has placed or permitted to be placed on the land or the exterior of the Building without such prior written consent of Landlord, and if Tenant fails to so remove such sign or decoration within five (5) days after Landlord's written notice, Landlord may enter upon the Premises and remove said sign or decoration and Tenant agrees to pay Landlord, as additional rent upon demand, the cost of such removal. At the termination of this Lease, Tenant shall remove any sign which it has placed on the Parcel or Building and shall repair any damage caused by the installation or removal of such sign.

     31. Interest on Past Due Obligations. Any Monthly Installment of rent or any other sum due from Tenant under this Lease (except for any late charge) which is received by Landlord after the date the same is due shall bear interest from said due date until paid, at an annual rate equal to the prime rate then being charged by Bank of America, N.T.S.A., plus one percent (1%). Payment of such interest shall not excuse or cure any default by Tenant. In addition, Tenant shall pay all costs and attorneys' fees incurred by Landlord in collection of such amounts.

     32. Surrender of the Premises. On the last day of the term hereof, or on the sooner termination of this Lease, Tenant shall surrender the Premises to Landlord in their condition existing as of the Commencement Date of this Lease, subject to Paragraph 11 above, ordinary wear and tear excepted, with all originally painted interior walls washed, and other interior walls cleaned, and repaired or replaced, all carpets shampooed and cleaned, the air conditioning and heating equipment serviced and repaired by a reputable and licensed service firm, all floors cleaned and waxed, all to the reasonable satisfaction of Landlord. Tenant shall remove all of Tenant's personal property and trade fixtures from the Premises, and all property not so removed shall be deemed abandoned by Tenant. Tenant, at its sole cost shall repair any damage to the Premises caused by the removal of Tenant's personal property, machinery and equipment, which repair shall include, without limitation, the patching and filling of holes and repair of structural damage. Notwithstanding the above, Tenant shall not be obligated to replace the Building roof upon surrender of the Premises, provided Tenant has maintained the roof pursuant to Paragraph 10.A above, and the roof is watertight upon said surrender. If the Premises are not so surrendered at the termination of this Lease, and Landlord has given Tenant thirty (30) days' written notice that it is in negotiations or has negotiated a lease with a third party, Tenant shall indemnify, defend, protect and hold Landlord harmless from and against loss or liability resulting from delay by Tenant in so surrendering the Premises including without limitation, any claims made by any succeeding tenant or losses to Landlord due to lost opportunities to lease to succeeding tenants. No third party shall be a beneficiary with respect to the obligations of Tenant under the preceding sentence.

     33. Authority. The undersigned parties hereby warrant that they have proper authority and are empowered to execute this Lease on behalf of Landlord and Tenant, respectively.

     34. Public Record. This Lease is made subject to all matters of public record affecting title to the property of which the Premises are a part Tenant shall abide by and comply with all such matters of public record now or hereafter affecting the Premises and any amendment thereof

     35. Brokers. Tenant represents and warrants to Landlord that it has not dealt with any broker respecting this transaction other than Cornish & Carey Oncor International and Park Place and hereby agrees to indemnify and hold Landlord harmless from and against any brokerage commission or fee, obligation, claim or damage (including attorneys' fees) paid or incurred respecting any broker claiming through Tenant or with which/whom Tenant has dealt. Landlord's exclusive broker for this transaction is Colliers Parrish International, Inc. The broker commission to be paid by Landlord shall be paid one-fourth (1/4th) to Cornish & Carey Oncor International, one-forth (1/4th) to Park Place, and one-half (1/2) to Colliers Parrish International, Inc. per separate agreement.

     36. Limitation on Landlord's Liability Tenant, for itself and its successors and assigns (to the extent this Lease is assignable), hereby agrees that in the event of any actual, or alleged, breach or default by Landlord under this Lease that:

                 A. Tenant's sole and exclusive remedy against Landlord shall be as against Landlord's interest in the Building;

                 B. No partner or officer of any partner of Landlord shall be sued or named as a party in a suit or action (except as may be necessary to secure jurisdiction of the partnership);

                 C. No service of process shall be made against any partner of Landlord (except as may be necessary to secure jurisdiction of the partnership);

                 D. No partner of Landlord shall be required to answer or otherwise plead to any service of process;

                 E. No judgment will be taken against any partner of Landlord beyond its interest in the Premises;

                 F. Any judgment taken against any partner of Landlord, except as to its interest in the Premises, may be vacated and set aside at any time nunc pro tunc;

                 G. No writ of execution will ever be levied against the assets of any partner of Landlord beyond its interest in the Premises;

                 H. The covenants and agreements of Tenant set forth in this Section 36 shall be enforceable by Landlord and any partner of Landlord.

     37.         Hazardous Material.

                 A. Definitions. As used herein, the term "Hazardous Material" shall mean any substance or material which has been determined by any state, federal or local government authority to be capable of posing a risk of injury to health, safety or property including all of those materials and substances designated as hazardous or toxic by the Environmental Protection Agency, the California Water Quality Control Board, the Department of Labor, the California Department of Industrial Relations, the Department of Transportation, the Department of Agriculture, the Consumer Product Safety Commission, the Department of Health and Human Services, the Food and Drug Agency or any other governmental agency now or hereafter authorized to regulate materials and substances in the environment. Without limiting the generality of the foregoing, the term "Hazardous Material" shall include all of those materials and substances defined as ."Toxic Materials" in Sections. 66680 through 66685 of Title 22 of the California Code of regulations, Division 4, Chapter 30, as the same shall be amended from time to time.


                  B. Use Restriction. Subject to the terms and conditions set forth herein, Landlord acknowledges that so long as Tenant is under this Lease, Tenant shall be permitted to use and store in the Premises those materials described in Paragraph G below, in the quantities set forth in said Paragraph. Except as specifically allowed in this Lease, Tenant shall not cause or permit and Hazardous Material to be used, stored, generated, discharged, transported to or from, or disposed of in or about the Premises, or any other land or improvements in the vicinity of the Premises. The appearance of any Hazardous Material that is not permitted by this Lease in or about the Premises shall be deemed an Event of Default under Paragraph 13 above. Without limiting the generality of the foregoing, Tenant, at its sole cost' shall comply with all laws relating to the storage, use, generation, transport, discharge and disposal of Hazardous Materials. If the presence of Hazardous Materials on the Premises caused or permitted by Tenant results in contamination of the Premises or any soil, air, ground or surface waters under, through, over, on, in or about the Premises, Tenant, at its expense, shall promptly take all actions necessary to return the Premises and/or the surrounding real and personal property to the condition existing prior to the appearance of such Hazardous Material.

                          Tenant shall defend, protect, hold harmless and indemnify Landlord and its Agents and Lenders with respect to all actions, claims, losses (including, diminution in value of the Premises), fines, penalties, fees, (including, but not limited to, reasonable attorneys' and consultants' fees and costs) costs, damages, liabilities, remediation costs, investigation costs, response costs and other expenses arising out of, resulting from, or caused by any Hazardous Material used, generated discharged, transported to or from, stored, or disposed of by Tenant or its Agents in, on, under, over, through or about the Premises and/or the surrounding real property. Tenant shall not suffer any lien to be recorded against the Premises as a consequence for the disposal of any Hazardous Material on the Premises by Tenant or its Agents, including any so called state, federal or local "super fund" lien related to the "clean up" of any Hazardous Material in, over, on, under through, or about the Premises.

           C. Compliance. Tenant shall immediately notify Landlord of any inquiry, test, investigation, enforcement proceeding by or against Tenant or the Premises concerning any Hazardous Material. Any remediation plan prepared by or on behalf of Tenant must be submitted to landlord prior to conducting any work pursuant to such plan and prior to submittal to any applicable government authority and shall be subject to Landlord's consent. Tenant acknowledges that Landlord, as the owner of the Property, at its election, shall have the sole right to negotiate, at Tenant's expense, to negotiate, defend, approve and appeal any action taken or order issued with regard to any Hazardous Material(s) by any applicable governmental authority. Landlord shall have the right to appoint a consultant, at Tenant's expense, to conduct an investigation to determine whether Hazardous Material(s) are being used, generated, discharged, transported to or from, stored or disposed of in, on, over, through, or about the Premises, in an appropriate and lawful manner.
                          Tenant, at its expense, shall comply with all recommendations of the consultant. Such investigation, negotiation, defense or appeal shall be performed at the sole expense of Landlord, unless such investigation shows that the contamination of the Premises has been caused directly by Tenant or Tenant's agent, employees or invitees

                 D. Assignment and Subletting. It shall not be unreasonable for Landlord to withhold its consent to any proposed assignment or subletting if the proposed assignee's or subtenant's anticipated use of the Premises involves the storage, generation, discharge, transport, use or disposal of any Hazardous Material.

                 E. Surrender. Upon the expiration or earlier termination of the Lease, Tenant, at its sole cost, shall remove all hazardous Materials from the Premises and the surrounding real and personal property caused by Tenant, its agents, employees, or invitees. If Tenant fails to so surrender the Premises, Tenant shall indemnify, protect, defend and hold Landlord harmless from and against all damages resulting from Tenant's failure to surrender the Premises as required by this Paragraph, including, without limitation, any actions, claims, losses, liabilities, fees (including, but not limited to, reasonable attorneys' fees and consultants' fees and costs), fines, costs, penalties, or damages in connection with the condition of the Premises including, without limitation, damages occasioned by the inability to relet the Premises or a reduction in the fair market and/or rental value of the Premises by reason of the existence of any Hazardous Materials in, on, over, under, through or around the Premises.

                 F. Holding Over. If any action of any kind is required to be taken by any governmental authority to clean up, remove, remediate or monitor Hazardous Material (the presence of which is the result of the acts or omissions of Tenant or its Agents) and such action is not completed prior to the expiration or earlier termination of the Lease, Tenant shall be deemed to have impermissibly held over until such time as such required action is completed, and Landlord shall be entitled to all damages directly or indirectly incurred in connection with such holding over, including without limitation, damages occasioned by the inability to relet the Premises or a reduction of the fair market and/or rental value of the Premises.

                 G. Materials. Landlord has provided to Tenant prior to the date of this Lease copies of all reports in Landlord's possession concerning the environmental condition of the Center and the soil and groundwater in on, and about the Premises, which reports are described in Exhibit "B" attached hereto and are herinafter collectively referred to as the "Project Environmental Reports". Tenant may use and store in Premises the following:

                          Write "none" if applicable:     "none"
                                                         ------------------
                          Materials:               Quantity:


                          __________________       ________________________

                          __________________       ________________________

                 H. Provisions Survive Termination. The provisions of this Paragraph 39 shall survive the expiration or termination of this Lease.

                 I. The provisions of this Paragraph 37 are intended to govern the rights and liabilities of the Landlord and Tenant hereunder respecting Hazardous Materials to the exclusion of any other provisions in this Lease that might otherwise be deemed applicable. The provisions of this Paragraph 37 shall be controlling with respect to any provisions in this Lease that are inconsistent with this Paragaph 37.


                 38. Option to Extend. Provided that Tenant is not in default under this Lease at the time of exercise of this option or at the time of termination of the then existing term of this Lease, as the case may be, Tenant shall have one (1) option to extend the term of this Lease for a period of four
                 (4) years (the "Option Term"). Said option shall be exercised only by written notice delivered to Landlord not later than six (6) months prior to the expiration date of the then existing term of this Lease. In all respects, the terms, covenants and conditions of this Lease shall remain unchanged during the Option Term, except that the Monthly Installment of rent payable during the Option Term shall be as follows:

                 Months 1-24      $113,662.00
                 Months 25-48     $123,545.00

                 There shall be no further options at the expiration of the above four (4) year Option Term.

     39. Early Termination. Tenant shall have the right to terminate this Lease at the end of the fifth (5th) year of the Lease Term by doing all of the following on or before the end of the fifty-fourth (54th) month of the Lease Term:

                          (a) Giving Landlord written notice of Tenant's election to terminate this Lease on the last day of the fifth (5th) year of the Lease Term (the "Early Termination Date"); and

                          (b) Paying to Landlord, as a lease termination payment, a sum equal to the total Monthly Installments of rent and Additional Rent that would have been payable under the Lease during the first six (6) months of the sixth
                                  (6th) year of the Lease Term had the Lease not been terminated.

                 If Tenant so elects to terminate the Lease, Tenant shall pay all Monthly Installments of rent and Additional Rent accruing under the Lease through the Early Termination Date and shall surrender the Premises to Landlord on the Early Termination Date.

     40. Condition Precedent. Tenant understands Landlord is under contract to purchase the Premises, but does not currently own the Premises. Accordingly, this Lease and the obligations of Landlord and Tenant hereunder are conditioned upon Landlord acquiring fee title to the Premises.

                 Furthermore, Tenant shall have until 3:00 p.m., August 2, 1996, to do a structural inspection of the Premises and any reasonable testing to determine the structural integrity and latent defects, if any, of the Premises and if Tenant discovers defects that will cost more than One Hundred Thousand and No/100ths Dollars ($100,000.00) to correct, Tenant may cancel this Lease anytime before 3:00 p.m., August 2, 1996, by giving Landlord written notice of such cancellation, unless Landlord elects to correct the defects at its expense.

IN WITNESS WHEREOF, the parties have executed this Agreement on the dates set forth below.

TENANT:                                   LANDLORD:

SBC&D CO., INC.                           ARBOR SOFTWARE CORPORATION,
                                          A CALIFORNIA CORPORATION

By: /s/                                   By: /S/ STEPHEN IMBLER

DATED: 7/14/96                            DATED:   7/16/96

EXHIBIT "A"


LEGAL DESCRIPTION



All that certain property situate in the City of Sunnyvale, County of Santa Clara State of California described as follows:

Parcel 8, as shown on that Parcel Map filed for record in the office of the Recorder of the County of Santa Clara, State of California on July 18, 1978, in Book 423 of Maps, page(s) 13.


ARB No: 1104-23.02.03

EXHIBIT "B"

PROJECT ENVIRONMENTAL REPORTS





     1. PHASE I Environmental Site Assessment and Limited Asbestos Survey dated October 1993, performed by Fugro-McClelland (West), Inc.

     2. Letter dated June 26, 1996, regarding Phase I Environmental Site Assessment, performed by E2C, Inc.

     3.  Phase I Environmental Site Assessment dated July 2, 1996, by E2C, Inc.

FIRST AMENDMENT

This First Amendment to Lease ("First Amendment") is made by and between ARBOR SOFTWARE CORPORATION, a California Corporation ("Tenant"), and SBC&D CO., INC., a California corporation or nominee ("Landlord"), as of the date set forth below with reference to the following facts:

     A. By Lease Agreement dated July 16, 1996 (the "Lease"), Landlord has leased to Tenant certain property commonly known as 1344 Crossman Avenue, Sunnyvale, California.

     B. Landlord and Tenant desire to amend the Lease to acknowledge their mutual understanding as provided below.

NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Landlord and Tenant hereby agree as follows:

     I. The correct name of Tenant is Arbor Software Corporation, a Delaware Corporation.

     2. SBC&D CO., Inc. has assigned its interest in the Lease to TD Drive Associates, a California general partnership.

MI other terms and conditions of the Lease shall remain the same and in full force and effect.

         AS entered into this 25th day of October 1996.


LANDLORD:                                 TENANT:
SBC&D CO., INC.,                          ARBOR SOFTWARE CORPORATION,
a California Corporation or nominee       a Delaware Coroporation
By:   /s/                                 By: /s/ Stephen Imbler

Title:   RVP                              Title:  Chief Financial Officer
         ---
Dated    10/25/96                         Dated: 10/24/96
         --------


TD DRIVE ASSOCIATES,
a California general partnership

BY:   Scott Trobbe

Title:   General Partner
Dated:   10/15/96